As filed with the Securities and Exchange Commission on October 27, 2026

1933 Act File No. 333-173167

1940 Act File No. 811-22540

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 77	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 78	☒
(Check appropriate box or boxes.)

AGF INVESTMENTS TRUST

(Exact name of Registrant as Specified in Charter)

99 High Street

Suite 2802

Boston, MA 02110

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 292-9801

Name and Address of Agent for Service:

William H. DeRoche, President

99 High Street, Suite 2802

Boston, MA 02110

With Copies to:

Kelly A. Muschett Vice President, Legal Counsel AGF Investments Inc. 81 Bay Street, Suite 3900 CIBC Square – Tower One Toronto, ON M5J 0G1	Stacy L. Fuller Willkie Farr & Gallagher LLP 1875 K Street, NW Washington, D.C. 20006-1238

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ____ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

NOVEMBER 1, 2026

AGF U.S. Market Neutral Anti-Beta Fund — (BTAL)

Fund shares are not individually redeemable and may be purchased or redeemed from the Fund only in aggregations of a specified number of shares (“Creation Units”). Individual Fund shares are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”). The purchase and sale price of individual Fund shares trading on the Exchange may be below, at or above the most recently calculated net asset value (“NAV”) for such Fund shares.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

AGF U.S. Market Neutral Anti-Beta Fund

Investment Objective

The Fund seeks to provide a consistent negative beta exposure to the U.S. equity market.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares in the Fund. You may also pay transaction costs, such as brokerage commissions and other fees to financial intermediaries, on the purchase and sale of Fund shares, which are not reflected in the table and examples below.

Annual Fund Operating Expenses
(expenses you pay each year as a % of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.08%
Dividend, Interest and Brokerage Expenses on Short Positions	0.80%
Total Annual Fund Operating Expenses	1.53%
Fee Waiver and Expense Reimbursement(1)	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.25%
(1)	The Fund’s investment adviser, AGF Investments LLC (“Adviser”), has entered into a contractual agreement with the Fund pursuant to which (i) the Adviser waives fees and reimburses expenses of the Fund so that the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average net assets (“Operating Expense Waiver”) and (ii) the Adviser reduces its management fees to the extent of any acquired fund fees and expenses (“AFFE”) incurred by the Fund attributable to a management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests (“AFFE Waiver” together with the Operating Expense Waiver, the “Expense Cap”). The Expense Cap will remain in effect until November 1, 2027, and shall renew automatically for one-year terms unless the Adviser provides 120 days’ written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$127	$397	$750	$1,748

The above example reflects the Expense Cap for its current duration, which is one year. Therefore, only the first year of the expenses for the three-year, five-year and ten-year periods reflect the Expense Cap.

2	AGF Funds

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 295% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund will invest primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities on a dollar neutral basis, within sectors. Based on mathematical assumptions derived from the long-term historical performance of the market, the Fund will construct a dollar neutral portfolio of long and short positions of U.S. equities by investing primarily in the constituent securities of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (the “Index”) in approximately the same weight as they appear in the Index, subject to certain rules-based adjustments described below.

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short equity securities of U.S. issuers, which may include long and short exposure to such issuers through derivatives. The Fund may use derivatives, including swap agreements and futures contracts, consistent with its investment objective and may also invest in money market instruments, including but not limited to, money market funds.

Concepts to Understand

Beta measures the relative volatility of the price of a security compared with that of a market index over a certain period of time. For the Fund, a stock’s beta is determined based on its price movements relative to those of the S&P 500 Index (the “market index” for the Fund) over the last 52 weeks. High beta stocks are those stocks that have a higher combination of correlation and volatility relative to the market index, and low beta stocks are those stocks that have a lower combination of correlation and volatility relative to the market index.

The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. For example, if the Fund’s long positions increase more than its short positions, the Fund would generate a positive return, but if the long positions increase less than the short positions, the Fund would generate a negative return. Conversely, if the Fund’s short positions have increased more than its long positions, the Fund would generate a negative return; but if the short positions increased less than the long positions, the Fund would generate a positive return.

The universe for the Index is the Dow Jones U.S. Index, which is comprised of the top 1,000 eligible securities by market capitalization, including real estate investment trusts (“REITs”) (the “universe”). Eligible securities are those that are in the top 1,000 securities by market capitalization in the universe and have a certain average daily trading volume. The securities in the universe are categorized as belonging to one of 11 sectors as defined by the Global Industry Classification Standard (“GICS”). The Index maintains sector neutrality by determining a defined number of constituent issuers from each sector based on the proportion that each sector makes up in the composition of the universe. The Index identifies approximately the 20% of securities with the lowest betas within each sector as equal-weighted long positions and approximately the 20% of securities with the highest betas within each sector as equal-weighted short positions. The Fund may invest in a representative sample of the long and short positions in the index and/or in other securities in the universe.

The Index will be reconstituted on a quarterly basis. At such time, the Index will be reset to dollar neutrality (i.e., equal dollar amounts of both long and short positions). Although the Fund is actively managed and is not required to track or replicate the Index, the Fund expects to update its portfolio in line with the Index, except in the following instances:

•If the quarterly reconstitution will exacerbate the Fund’s risk profile, including but not limited to, its exposure to momentum, the Fund will apply a rules-based methodology to neutralize these exposures, which may result in the Fund holding securities that are in the universe but not in the Index.

•If the Fund’s value at risk (VAR) exceeds regulatory limits, the Fund will reduce its gross leverage to comply with applicable regulatory requirements. The Fund also may, but is not required to, reduce its gross leverage at any time that the Fund’s VaR approaches regulatory limits.

AGF Funds	3

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund is not a complete investment program and is designed for inclusion in a diversified investment portfolio. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a loss from both its long and short positions.

Single Factor Risk: The Fund invests in securities based on a single investment factor and is designed to be used as part of broader asset allocation strategies. An investment in the Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.

Anti-Beta Risk: There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. The Fund’s investment strategy is based on investing primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities, which are determined by applying certain mathematical assumptions derived from the historical performance of the stock market, as represented by the S&P 500. Such assumptions may not accurately reflect current market dynamics and the Fund may not perform as expected. In addition, the Fund may be volatile and like other volatile stocks subject to sharp swings in price.

Market Neutral Style Risk: During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero.

Short Sale Risk: If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will realize a loss on the transaction. The amount the Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales increases the exposure of the Fund to the market, and may increase losses and the volatility of returns. If the short portfolio (made up of the securities with the highest betas within each sector) outperforms the long portfolio (made up of the securities with the lowest betas within each sector), the performance of the Fund would be negatively affected. Short sales also may be subject to operational and legal risk. In addition, when the Fund is selling a stock short, it may maintain a segregated account of cash and/or liquid assets with its custodian to satisfy collateral requirements. As a result, the Fund may maintain high levels of cash or liquid assets and will not be fully invested.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to Authorized Participants in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Derivatives Risk: Derivatives, including swap agreements and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, the Fund could lose more than the amount it invests, and can be subject to increased market risk. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction. Derivatives also may create risks involving the liquidity demands that derivatives can create to make payments to counterparties and may be subject to operational and legal risk.

4	AGF Funds

ETF Risks

Authorized Participants Concentration Risk: Only a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (as defined below) (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. The Fund has a limited number of Authorized Participants. To the extent Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.

Premium/Discount and Bid/Ask Risk: Fund shares may trade at prices that are above or below NAV. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Fund shares. Large bid/ask spreads may adversely impact the performance of an investment in the Fund.

Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Trading Halt Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days.

Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large-Capitalization Securities Risk: The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk: The Fund’s use of short selling and swap agreements allows the Fund to obtain investment exposures greater than its NAV by a significant amount, i.e., use leverage. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price. Leverage may magnify the Fund’s gains or losses.

Liquidity Risk: Liquidity risk exists when investments are difficult to purchase, sell or price accurately. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices. An illiquid investment is hard to value and may be sold at a price that is different from the price at which the Adviser valued the investment for purposes of the Fund’s NAV.

Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic, may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. In addition, there is a risk that policy changes by the U.S. government, Federal Reserve and/or other government actors, such as changing interest rates or threatened or imposed tariffs, could cause increased volatility in financial markets. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of the Fund’s shares.

AGF Funds	5

Mid-Capitalization Securities Risk: The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of stocks during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Portfolio Turnover Risk: The Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (e.g., over 100% per year) may result in higher transaction costs to the Fund, including brokerage commissions, and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.

REIT Risk: Through its investments in REITs, the Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues. Additionally, increases in interest rates may cause a decline in the value of REITs held by the Fund.

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Dow Jones U.S. Thematic Market Neutral Low Beta Index, which has characteristics that are relevant to the Fund’s investment strategy, and a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.agf.com/us. The Fund changed its investment strategy effective February 14, 2022 (“Effective Date”) from a passive, index tracking strategy relative to the Index to a rules-based, active strategy. Performance shown below for periods prior to the Effective Date is based on the investment strategy utilized by the Fund during the time period.

For the period shown in the bar chart above:

Best Quarter	(June 30, 2022)	18.48%
Worst Quarter	(December 31, 2020)	-19.03%

The year-to-date return as of the calendar quarter ended September 30, 2026 is -16.49%.

6	AGF Funds

Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Five Year	Ten Year	Inception Date of Fund
Before Taxes	-20.60%	-3.06%	-2.21%	September 12, 2011
After Taxes on Distributions	-21.16%	-3.87%	-2.65%	=
After Taxes on Distributions and Sale of Shares	-11.96%	-2.46%	-1.71%	=
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	=
Dow Jones U.S. Thematic Market Neutral Low Beta Index (reflects no deduction for fees, expenses or taxes)	-22.49%	-4.70%	-2.79%	=

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: AGF Investments LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
William DeRoche, CFA	Since inception (2011)	Senior Vice President, Head of Quantitative Investing, and Co-Portfolio Manager
Philip Lee, Ph.D.	Since 2013	Co-Portfolio Manager
Josh Belko, CFA	Since 2017	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF and shares of the Fund are listed and traded on an exchange. Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price and investors may pay a commission to such broker-dealers in connection with their purchase or sale. Because Fund shares trade at market prices that may vary throughout the day, rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available on the Fund’s website at www.agf.com/us.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.

AGF Funds	7

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer, financial adviser or other financial intermediary, the Adviser or its affiliates may compensate the intermediary for marketing activities and presentations, educational training programs, conferences, the development and maintenance of technology platforms and reporting systems, analytical data and/or their making shares of the Fund available to their customers, including in certain investment programs and/or at reduced commission rates. These payments may create a conflict of interest by influencing the intermediary, including your broker, financial adviser or other salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AGF Funds

More Information About the Fund

More Information About Dividend, Interest and Brokerage Expenses on Short Positions

The expenses of the Fund as stated in the Fund’s fee table, include Dividend, Interest and Brokerage Expenses for Short Positions because the Fund engages in short sales as a primary investment strategy and the Fund incurs such an expense when it sells securities short. In a short sale, the Fund borrows the security from a lender and then sells the security in the general market. When the Fund engages in short sales, it will normally incur two types of expenses, each of which increase the Fund’s expense ratio: borrowing expenses and dividend expenses.

In connection with a short sale, the Fund may receive interest income from the investment of cash collateral received in connection with a short sale or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. The net amounts of such income or fees are recorded as “interest income on securities sold short” (for net income received) or “borrowing expense on securities sold short” (for net fees charged) on the Fund’s Statement of Operations.

The Fund incurs dividend expenses until the borrowed stock is returned to the lender. These expenses are paid to the lender of the stock and are based upon the amount of any dividends declared on the stock during the time the securities are on loan to the Fund. Having sold the borrowed stock, the Fund does not itself collect the dividends, and thus has a net expense payable to the lender. This payment is recorded as “dividend expense on securities sold short” on the Fund’s financial statements. Short sale dividend expenses generally reduce the market value of the stock by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the stock sold short.

It is important to note that when the Fund sells a stock short, the proceeds are typically held in cash, which earns interest at a negotiated rate. This interest, when combined with the Fund’s other investment income, may offset — wholly or in part — the Fund’s short sale borrowing and dividend expenses and thereby reduce total expenses. Nevertheless, a shareholder will bear the cost of the dividend, interest and brokerage expenses for short positions.

More Information About the Fund’s Investment Objectives

As discussed above, the Fund seeks to provide a consistent negative beta exposure to the U.S. equity market. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

More Information About the Fund’s Principal Investment Strategies

The Fund is a factor-based investment. Generally speaking, a “factor” is an attribute or characteristic of a security or a group of securities in a particular universe as compared to the other securities in that same universe. Factor-based investing generally implies investing in a group of securities because they exhibit a particular attribute or characteristic. Examples of investment factors include dividends, momentum, value, size and beta.

The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

Money market instruments may include repurchase agreements or other funds which invest in money market instruments. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. Investments in securities and financial instruments may be used by the Fund in managing cash flows or as part of a collateral obligation.

AGF Funds	9

More Information About the Fund’s Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency. The Fund is not a complete investment program and is designed for inclusion in a diversified investment portfolio. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Anti-Beta Risk: Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be volatile and like other volatile stocks subject to sharp swings in price.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Derivatives Risk: A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The Fund’s use of derivatives — such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and the Fund could lose more than the amount it invests and can be subject to increased market risk as a result of investing in derivatives. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Fund may also not be able to exercise remedies, such as the termination of transactions and netting of obligations, and realization on collateral could be stayed or eliminated under special resolutions adopted in various jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities of a counterparty to the Fund who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”). In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk, as discussed in more detail below. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

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Certain derivatives transactions, including over-the-counter (“OTC”) swaps and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Derivatives also may create risks involving the liquidity demands that derivatives can create to make payments to counterparties and may be subject to operational and legal risk.

The regulation of the derivatives markets has increased over the past several years. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Subject to certain exceptions, the final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, which may affect the Fund’s ability to pursue its investment objectives and/or increase the Fund’s costs, which could adversely affect investors. Additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Specific risks associated with certain types of derivatives are discussed below:

Swap Agreement Risks. A swap agreement can be volatile and involves significant risks, including counterparty risk, leverage risk, liquidity risk, and short position risk. The use of a swap agreement will expose the Fund to additional risks that it would not be subject to if it had invested directly in the securities underlying the swap agreement and may result in larger losses or smaller gains than would otherwise be the case. If the value of the exposures in the short portion of the portfolio of the Fund increases at the same time that the value of exposures in the long portion of the portfolio of the Fund decreases, the Fund will be exposed to significant losses, which will be magnified through the use of swap agreements. The Fund’s long and short exposures may differ in their exposures to particular factors, industries or sectors, including as a result of market changes. To the extent market events impact the Fund’s long exposures to a particular characteristic or factor that is not balanced or hedged by its short exposures (or vice versa), the Fund will be exposed to significant losses, which will be magnified through the use of swap agreements. In some cases, both the long and short exposures may enhance the Fund’s sensitivity (and thus potential for loss) to a particular investment characteristic or factor.

In connection with a swap agreement, the Fund will pay financing charges to the counterparty (based on the notional amount of long exposures), and transaction costs (when it changes exposures to stipulated underlying investments), including brokerage commissions and stamp taxes. On short exposures, the Fund will receive interest from the counterparty (based on the notional value of the short exposures), which will generally equal what the Fund would receive on the proceeds from direct short sales. The financing charge based on the long exposures, however, will reduce interest that the Fund earns. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures. These charges will reduce investment returns and increase investment losses.

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The Fund may close out swap agreements at least monthly, which will cause the Fund to realize short-term capital gains that, when distributed to its shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.

Counterparty Credit Risk. By using swap agreements, the Fund is exposed to the risk of the swap counterparty. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. To the extent a swap is not centrally cleared, it is subject to the creditworthiness of the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. Further, the swap counterparty’s obligations to the Fund may not be fully collateralized.

There is a risk that a counterparty may refuse to continue to enter into swap agreements with the Fund in the future, or require increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use swap agreements, reduce investment returns, and render the Fund unable to implement its investment strategy.

Leverage Risk. By using swap agreements, the Fund is able to obtain exposures greater than the value of its net assets. Although the Fund intends to reduce volatility by obtaining exposure to both long and short positions, if the Fund is incorrect in evaluating long and/or short exposures, losses may be significant.

Although the Fund may be required to post margin or collateral in an amount equal to its net obligations under a swap agreement, the amount will not prevent the Fund from incurring losses greater than the value of those obligations and the Fund will have the ability to employ leverage. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities or indices underlying the swap agreements than if the Fund had made direct investments.

Short Position Risk. A portion of the short positions of the Fund is expected to be obtained through swap agreements. When the Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. If the beneficial owner recalls the shares before they are returned by the counterparty, and replacement shares cannot be found, the counterparty may force the Fund to close out the swap agreement at a time which may not be advantageous, which could adversely affect the Fund.

Liquidity Risk. There is the risk that the Fund will not be able to close out a swap agreement when desired, particularly during times of market turmoil. It may also be difficult to value a swap agreement under such circumstances.

Equity Investing Risk: Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.

Leverage Risk: The use of short selling and swap agreements allows the Fund to obtain investment exposures greater than their NAV by a significant amount, i.e., use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price.

Liquidity Risk: The Fund may hold investments that are illiquid, which means that the Fund reasonably expect the investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. Investments may be illiquid for a variety of reasons, including because of legal restrictions, the nature of the investment itself, settlement terms, or for other reasons. Sometimes, there may simply be a shortage of buyers. Additionally,

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liquid investments may become illiquid after purchase by the Fund, particularly during periods of adverse market or economic conditions. To the extent that the Fund’s investment strategies involve securities of companies with smaller market capitalizations, non-U.S. securities, or derivatives, the Fund will tend to have the greatest exposure to liquidity risk. The Fund that has trouble selling an investment can lose money or incur extra costs which could prevent the Fund from taking advantage of other investment opportunities. In addition, illiquid investments may be more difficult to value accurately, may experience larger price changes, and may be sold at a price that is different from the price at which it is valued for purposes of the Fund’s NAV. This can cause greater fluctuations in the Fund’s NAV.

Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meeting such obligations.

Market Risk: The market value of the Fund’s investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. War and occupation, terrorism and related geopolitical risks, social unrest, recessions, supply chain disruptions, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect the NAV, regardless of the individual results of the securities and other investments in which the Fund invests. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of the Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect the Fund’s performance. For example, a decline in the value and liquidity of securities held by the Fund (including traditionally liquid securities), unusually high or unanticipated levels of redemptions, an increase in portfolio turnover, or an increase in Fund expenses may adversely affect the Fund. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which the Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes or threatened or imposed tariffs, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Market Neutral Style Risk: During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero. The Fund’s investment strategy is based on investing primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities, which are determined by applying certain mathematical assumptions derived from the historical performance of the stock market, as represented by the S&P 500. Such assumptions may not accurately reflect current market dynamics.

Mid- and Large-Capitalization Securities Risk: To the extent the Fund emphasizes mid- or large-capitalization securities, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of mid-capitalization companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-capitalization companies, mid-capitalization companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets

AGF Funds	13

or financial resources. There may also be less trading in mid-capitalization securities, which means that buy and sell transactions in those securities could have a larger impact on a stock’s price than is the case with large-capitalization securities.

Portfolio Management Risk: The Fund is actively managed and is therefore subject to investment management risk. The Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, including markets, interest rates and the attractiveness, relative value, liquidity or potential appreciation of particular investments made for the Fund’s portfolio. The strategies used and investments selected by the Adviser may fail to produce the intended result and the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value.

Portfolio Turnover Risk: The Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (for example, over 100% per year) may result in higher transaction costs to the Fund, including brokerage commissions, and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

REIT Risk: Through its investments in REITs, the Fund will be subject to the risks of investing in the real estate market, including decreases in property revenues, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Additionally, increases in interest rates may cause a decline in the value of REITs held by the Fund.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for modified tax-free “pass-through” of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Short Sale Risk: Short sales are transactions in which the Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

The Fund’s short sale transactions are more risky than its investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no limit on the amount of losses that the Fund could incur with respect to securities sold short because there is no limit on the price a shorted security might attain. The use of short sales increases the exposure of the Fund to the market, and may increase losses and the volatility of returns. If the Fund’s short positions increase more than its long positions, the performance of the Fund will be negatively affected.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs, the Fund will have to cover its short sale at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss for the Fund.

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ETF Risks

Authorized Participants Concentration Risk: Only a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. The Fund has a limited number of Authorized Participants. To the extent Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities. In such circumstances, the Fund may be unable to accurately price its investments and/or may incur substantial trading losses. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.

Premium/Discount and Bid/Ask Risk: Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Fund shares.

Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Single Factor Risk: The Fund invests in securities based on a single factor and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.

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Investment Advisory Services

Investment Adviser

AGF Investments LLC (“Adviser”) acts as the Fund’s investment adviser pursuant to an investment advisory agreement with AGF Investments Trust (the “Trust”) on behalf of the Fund (“Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 99 High Street, Suite 2802, Boston, MA 02110. The Adviser, an indirect majority-owned subsidiary of AGF Management Limited, was founded in 2009 and serves also as a sub-adviser to other funds.

Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund under the oversight of the Board. Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee for its services payable on a monthly basis at an annual rate of 0.45% of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual financial statements as filed in the form N-CSR with the SEC for the period ended June 30, 2026.

The Fund’s investment adviser, AGF Investments LLC (“Adviser”) has entered into a contractual agreement with the Fund pursuant to which, until at least November 1, 2027, (i) the Adviser waives fees and/or reimburse expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for the Fund (“Operating Expense Waiver”), and (ii) the Adviser reduces its management fees to the extent of any acquired fund fees and expenses (“AFFE”) incurred by the Fund are attributable to a management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests (“AFFE Waiver,” and together with the Operating Expense Waiver, the “Expense Cap”). These undertakings shall renew automatically for one-year terms unless the Adviser provides 120 days’ written notice of termination prior to the start of the next term, or can be changed with the approval of the Board.

In rendering investment advisory services to the Fund, the Adviser may use the portfolio management, research and other resources of AGF Investments Inc. (“AGFI”). AGFI is not registered with the SEC as an investment adviser. AGFI has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which AGFI is considered a “participating affiliate” of the Adviser as that term is used in no-action guidance by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from AGFI may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser. Under the participating affiliate arrangement, AGFI and its employees are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended). The responsibilities of both the Adviser and AGFI under the participating affiliate arrangement are documented in the MOU. AGFI may be compensated by the Adviser for services performed for Adviser’s clients under the participating affiliate arrangement.

Portfolio Managers

The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

The Adviser takes a team approach to managing the Fund’s portfolio. The members of the team with the responsibility for the day-to-day management of the Fund’s portfolio are William DeRoche, CFA, Philip Lee, Ph.D., and Josh Belko, CFA.

William DeRoche, CFA®

William DeRoche is Head of Quantitative Investing at the Adviser, a Boston-based investor advisory firm founded in 2009 and a subsidiary of AGF Management Limited. Mr. DeRoche is responsible for the overall leadership and management of the Adviser and its affiliates’ Quantitative Investment team and is a leader of the firm’s quantitative investment platform.

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Mr. DeRoche is also a member of The Office of the CIO. He has long-tenured expertise employing quantitative factor-based strategies. Prior to joining the Adviser, Mr. DeRoche was a Vice-President at State Street Global Advisors (SSGA), serving as head of the firm’s U.S. Enhanced Equities team. His focus was on managing long-only and 130/30 U.S. strategies, as well as providing research on SSGA’s stock-ranking models and portfolio construction techniques.

Mr. DeRoche holds a Bachelor’s degree in Electrical Engineering from the United States Naval Academy and an MBA from the Amos Tuck School of Business Administration at Dartmouth College. He is a CFA® charterholder.

Philip Lee, Ph.D.

Philip Lee is a Portfolio Manager at the Adviser.

Mr. Lee has more than two decades of investment experience. Prior to joining the Adviser in 2013, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP where his responsibilities included supervising electronic trade execution, automating trade operations and building out systems infrastructure.

Mr. Lee has also co-managed statistical arbitrage strategies in the Japanese Equity Market. He previously served as Director of Development at Principia Capital Management, LLC, a statistical arbitrage hedge fund, where he developed the firm’s quantitative research and trading platforms. Prior to that, Mr. Lee was a Vice President in Goldman Sachs’ Fixed Income Derivatives department.

Mr. Lee holds engineering degrees from University of Pennsylvania (Ph.D.) and The Cooper Union (BE and ME).

Josh Belko, CFA®

Josh Belko is a Portfolio Manager at the Adviser. In this role, he is focused on factor driven traditional and alternative investment strategies.

Prior to joining the Adviser in 2017, Mr. Belko was an analyst at Pioneer Investments where he supported the investment management process for global equity, fixed income and derivative products. He also gained experience as an investor services representative for a European firm managing $55 billion in assets at Brown Brothers Harriman. Additionally, Mr. Belko worked at Standish Mellon Asset Management as a structured products analyst and at State Street Global Markets as a FX trader.

Mr. Belko holds a Bachelor of Science degree in Finance from Northeastern University D’Amore-McKim School of Business where he played on their NCAA Division I football team. He has earned the Chartered Financial Analyst designation.

The Statement of Additional Information (“SAI”) has more detailed information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

Pricing Fund Shares

The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.

When calculating the NAV of the Fund’s shares, stocks held by the Fund, including shares of ETFs, are valued at their market value when market quotations are readily available, as defined by Rule 2a-5 under the Investment Company Act of 1940 (the “Investment Company Act”). When market quotations are not readily available, or if there has been a significant event, securities are priced at their fair value, which is the price the Fund might reasonably expect to receive upon its current sale. Fair value prices may differ from current market valuations. The Board has designated the Adviser as the “valuation designee”, within the meaning of Rule 2a-5, to perform fair value determinations with respect to investments of the Fund. The Adviser may carry out its responsibilities as valuation designee with respect to the Fund through a Valuation Committee, pursuant to policies and procedures approved by the Board.

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Shareholder Information

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

Only Authorized Participants (as defined in the SAI) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to Transaction Fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, which are subject to change: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares can be bought and sold throughout the trading day like other publicly traded securities.

When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy when transacting in the secondary market. Most investors will buy and sell shares in the secondary market through a broker and may incur brokerage commissions or similar charges when doing so.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.agf.com/us. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Certain Legal Risks

Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

18	AGF Funds

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to, among other conditions, entering into an agreement with the Fund.

Frequent Trading

The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees may increase if Creation Units are permitted or required to be purchased or redeemed for cash, whether in part or in whole, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all Shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions (see “Dividends and Other Distributions” below) and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and basis information) only if your broker offers these services.

Portfolio Holdings Information

On each business day, before the opening of regular trading on the Exchange, the Fund will disclose on its website (www.agf.com/us) certain information relating to its portfolio holdings that will form the basis for the Fund’s next calculation of NAV per share. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Fund’s other policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

AGF Funds	19

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized by the Board to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. Such fees may only be paid by the Fund upon approval of the Board. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

Dividends and Other Distributions

The Fund pays out substantially all of its net investment income and net realized short-term capital gains on its investments, if any, to its shareholders as “distributions.” These amounts, net of expenses, are passed along to Fund shareholders as “income dividends.” The Fund typically earns income dividends from stocks. The Fund also realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends and capital gain distributions, if any, are distributed at least annually. Distributions may be made more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Code”), which are described in the SAI. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a non-taxable “return of capital” (which reduces a shareholder’s basis in his, her, or its Shares and is taxed as capital gain to the extent that portion exceeds the shareholder’s basis therein). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions may be reinvested automatically in additional Shares only if the broker through which the Shares were purchased makes such an option available.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Fund shareholders for reinvestment of their distributions, but certain brokers may make a dividend reinvestment service available to their clients. If this service is available and used, both income dividends and capital gain distributions paid by the Fund will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market. Fund income dividends and capital gain distributions are taxable to you whether paid in cash or reinvested in Shares.

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in Shares. This summary is based on the Code and the regulations thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as “capital assets” (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold Shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

As with any investment, you should consider how your investment in Shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your Shares.

20	AGF Funds

Federal Income Tax Status of the Fund

The Fund intends to continue to qualify each taxable year to be treated as a regulated investment company (“RIC”) under the Code. As such, the Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from the Fund’s net investment income (other than “qualified dividend income” (“QDI”)), including distributions of the Fund’s net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital loss (“net capital gain”) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s Shares. Distributions by the Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by the Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund’s Shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from the Fund will be subject to a 3.8% tax on the lesser of the shareholder’s (a) “net investment income” or (b) “modified adjusted gross income” exceeding $200,000 (or $250,000 if married and filing jointly) (“Investment Income Tax”).

If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year, it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases the Fund may be able to apply for a refund of a portion of such foreign taxes, the ability to successfully obtain such a refund may be uncertain.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The Internal Revenue Service (“IRS”) has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

If you are a resident or a citizen of the United States, back up withholding will apply to your distributions and proceeds of sales of Shares if you have not provided a correct social security or other taxpayer identification number, failed to make other required certifications or if otherwise required by the IRS.

AGF Funds	21

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses is limited. Any loss recognized on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the Shares. Additionally, any loss realized on a sale of Shares may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. Gains recognized from the sale or exchange of Shares will be subject to the Investment Income Tax.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities exchanged and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted, on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the Shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of Shares and at what price you purchased or redeemed them.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

22	AGF Funds

Trademark Notice/Disclaimers

The Dow Jones U.S. Thematic Market Neutral Low Beta Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by AGF Management Limited. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by AGF Management Limited. AGF U.S. Market Neutral Anti-Beta Fund (symbol BTAL) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the AGF U.S. Market Neutral Anti-Beta Fund or any member of the public regarding the advisability of investing in securities generally or in AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices’ only relationship to AGF Management Limited with respect to the Dow Jones U.S. Thematic Market Neutral Low Beta Index is the licensing of the Dow Jones U.S. Thematic Market Neutral Low Beta Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Thematic Market Neutral Low Beta Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGF Management Limited or the AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation to take the needs of AGF Management Limited or the owners of AGF U.S. Market Neutral Anti-Beta Fund into consideration in determining, composing or calculating the Dow Jones U.S. Thematic Market Neutral Low Beta Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of AGF U.S. Market Neutral Anti-Beta Fund or the timing of the issuance or sale of AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of AGF U.S. Market Neutral Anti-Beta Fund.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGF MANAGEMENT LIMITED, OWNERS OF THE AGF U.S. MARKET NEUTRAL ANTI-BETA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGF MANAGEMENT LIMITED, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Service Providers

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of Fund shares. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, J.P. Morgan Chase Bank, N.A., Dow Jones or their affiliates.

AGF Funds	23

Administrator, Transfer Agent and Custodian

J.P. Morgan Chase Bank, N.A. serves as the Administrator and Transfer Agent of the Fund and also serves as Custodian of the Fund’s investments.

Compliance Support

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer, a Principal Financial Officer (“PFO”), as well as certain additional compliance support functions to the Fund. FFOS is not affiliated with the Adviser, J.P. Morgan Chase Bank, N.A. or their affiliates.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Householding Policy

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-357-3715 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

24	AGF Funds

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during the last 5 years, unless otherwise noted. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information for the fiscal year ended June 30, 2022 was audited by the Fund’s prior independent registered public accounting firm. The information for the fiscal years ended June 30, 2023, June 30, 2024, June 30, 2025, and June 30, 2026 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements for the period ended June 30, 2026, is included in the Fund’s annual N-CSR and is available upon request.

Financial Highlights for a share outstanding throughout the periods indicated

		PER SHARE OPERATING PERFORMANCE
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total Investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(6)	Net asset value, end of period
AGF U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2026	$17.74	$0.49	$(6.71)	$(6.22)	$(0.36)	$—	$—	$(0.36)	$0.02	$11.18
Year ended June 30, 2025	19.57	0.81	(2.03)	(1.22)	(0.64)	—	—	(0.64)	0.03	17.74
Year ended June 30, 2024	18.78	0.78	1.03	1.81	(1.04)	—	—	(1.04)	0.02	19.57
Year ended June 30, 2023	21.73	0.82	(3.59)	(2.77)	(0.21)	—	—	(0.21)	0.03	18.78
Year ended June 30, 2022	16.89	—(7)	4.82	4.82	—	—	—	—	0.02	21.73

RATIOS/SUPPLEMENTAL DATA
		Ratios to Average Net Assets of				Total Return(2)
Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net Investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursement excluding special dividends(8)	Net investment income (loss) per share excluding special dividends(9)	Net asset value(3)	Market value(4)	Portfolio turnover rate (excluding short sales)(5)	Portfolio turnover rate (including short sales)(5)	Ending net assets (thousands)

0.45%	1.25%	1.53%	3.39%	3.11%	3.39%	$0.49	-35.40%	-35.46%	68%	295%	$280,067
0.45	1.40	1.65	4.16	3.92	4.16	0.81	-6.23	-6.43	93	340	296,220
0.45	1.58	1.88	4.09	3.80	4.09	0.78	10.77	11.12	76	267	249,575
0.45	1.43	1.69	4.03	3.77	4.03	0.82	-12.71	-13.05	118	367	238,512
0.45	1.54	2.06	0.02	(0.50)	0.02	—(7)	28.66	28.93	145	321	181,464

(1)Net investment income (loss) per share is based on average shares outstanding.

(2)Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(3)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(5)In-kind transactions are not included in portfolio turnover calculations.

(6)Includes transaction fees associated with the issuance and redemption of Creation Units.

(7)Per share amount is less than $0.01.

(8)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Fund during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(9)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Fund during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

AGF Funds	25

AGF Investments Trust

You can find more information about the Fund in the following documents:

Statement of Additional Information: The SAI of the Fund provides more detailed information about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of this Prospectus.

Annual and Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information such as the Fund’s financial statements, or make generally inquiries about the Fund by contacting the Fund at:

AGF Exchange-Traded Funds
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
(888) 357-3715

The Fund’s reports, SAI and other information about the Fund are also available:

•Free of charge at www.agf.com/us;

•Free of charge from the EDGAR Database on the Commission’s website at http://www.sec.gov; or

•For a fee, by email request to publicinfo@sec.gov.

(1940 Act File Number 811-22540)

® ™ The “AGF” logo and all associated trademarks are registered trademarks or trademarks of AGF Management Limited and used under license.

STATEMENT OF ADDITIONAL INFORMATION

AGF Investments Trust

99 High Street, Suite 2802

Boston, MA 02110

(617) 292-9801

November 1, 2026

AGF U.S. Market Neutral Anti-Beta Fund — (BTAL)

Fund shares are listed for trading on NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of AGF Investments Trust (the “Trust”) pertaining to the Fund listed above dated November 1, 2026 (the “Prospectus”), which incorporates this SAI by reference. This SAI is not an offer to sell Shares of the Fund. A written offer can be made only by a prospectus. Copies of the Prospectus and the Fund’s shareholder reports are available, without charge, upon request to the address above, by telephone at the number above, or on the Fund’s website at www.agf.com/us. You should read the Prospectus carefully before investing.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. The Prospectus and this SAI do not constitute an offering by the Fund or its Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means Securities Act of 1933, as amended.

“1934 Act” means Securities Exchange Act of 1934, as amended.

“Investment Company Act” means Investment Company Act of 1940, as amended.

“Adviser” or “AGF Investments” means AGF Investments LLC.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of the Fund Deposit (or Redemption) (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Board of Trustees” or “Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of a specified number of shares.

“Distributor” or “Foreside” means Foreside Fund Services, LLC.

“ETF” means an exchange-traded fund.

“Exchange” means NYSE Arca, Inc.

“Fund” means the series of the Trust identified on the front cover of this SAI.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“Independent Trustee” means a Trustee who is not an “interested person” as defined under Section 2(a)(19) of the Investment Company Act.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in-kind, to the Fund for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Interested Trustee” means a Trustee who is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund.

“RIC” means a “regulated investment company” as defined in section 851(a) of the Code.

“SAI” means this statement of additional information.

“SEC” means U.S. Securities and Exchange Commission.

“Transaction Fees” means fees imposed to compensate the Trust in connection with creations and redemptions.

“Trust” means AGF Investments Trust.

“Trustee” means a trustee of the Trust.

INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act. The Fund is classified as a “diversified company” within the meaning of the Investment Company Act. The Trust was organized on November 19, 2009. The Trust’s name was changed from FQF Trust to AGF Investments Trust on October 19, 2019. Other series of the Trust may be added in the future and/or offered in a separate prospectus and SAI.

The Fund issues and redeems shares at NAV only in Creation Units, generally in exchange for a basket of securities, together with the deposit of a specified cash amount, or for an all cash amount. Shares of the Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Unlike mutual fund shares, shares are not individually redeemable securities. Rather, the Fund issues and redeems shares on a continuous basis at NAV, only in Creation Units of 50,000 shares. Including in the event of the liquidation of the Fund, the Trust may lower the number of shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of shares to maintain convenient trading ranges for investors (namely, to maintain a price per share that is attractive to investors). Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the aggregate NAV of the Fund.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming shares from the Fund and Transaction Fees — is not relevant to most retail investors.

Once created, shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Exchange Listing and Trading

Shares of the Fund are or will be listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV, including because such prices may be affected by market forces (such as supply and demand for shares). As is the case of other securities traded on an exchange, when you buy or sell shares on the Exchange or in the secondary markets, your broker may charge you a commission or similar transaction charges, and the secondary market price at which you transact may be affected by the bid/ask spread that prevails in the shares at the time of your transaction. The bid/ask spread is the difference between the highest price a buyer is willing to pay to purchase shares and the lowest price a seller is willing to accept for shares. The Fund does not control the bid/ask spread for shares of the Fund.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) after the first 12 months the Fund is listed, there are fewer than 50 beneficial owners of the shares; (ii) the listing exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) the Fund no longer complies with certain listing exchange rules; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

Reference is made to the Prospectus for a discussion of the investment objective and principal investment strategies of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act. The investment objectives and all other investment policies of the Fund (including the benchmarks of the Fund) may be changed by the Board without the approval of shareholders.

The investment techniques and strategies discussed below may be used by the Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s investment objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index—the Fund seeks to achieve its investment objective. The Fund may not achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

Additional information concerning the Fund, its investments policies and techniques, and the securities and financial instruments in which it may invest is set forth below.

Borrowing

Except as a temporary measure for extraordinary or emergency purposes, the Fund does not currently intend to borrow money in amounts in excess of 5% of the value of the Fund’s total assets. The Fund may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.

Cyber Security and Operational Risk

The Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While the service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and their shareholders could be negatively impacted as a result.

Derivatives Regulatory Matters

Pursuant to CFTC-imposed limitations on commodities trading by certain regulated entities, in order to qualify for an exclusion from registration and regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”), the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Because the Fund is expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, it is not subject to the registration requirements of the CEA.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Subject to certain exceptions, the derivatives rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the derivatives rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the Investment Company Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the Investment Company Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. Overall, the derivatives rule may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and unfunded commitments as part of its investment strategies. These limits may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Adviser intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective.

Equity Securities

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is susceptible to these market risks.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts and options thereon for hedging, as a substitute for a comparable market position in the underlying securities, to profit from declines in financial markets or to enhance income to the Fund. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures and options on futures contracts is potentially unlimited. The Fund will generally engage in transactions in futures and options on futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the contract and in the fund securities being hedged. In addition, there are significant differences between the securities and futures and options on futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or currency trends.

Futures exchanges may limit the amount of fluctuation permitted in certain contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or options on futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. If trading is not possible, or if the Fund determines not to close a position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange, national futures exchange or foreign board of trade with an active and liquid secondary market, but there can be no assurance that an active secondary market will develop or continue to exist.

The Fund is required to comply with the derivatives rule when they engage in transactions involving futures and options thereon. See “Derivatives Regulatory Matters” above.

Illiquid Investments

Pursuant to Rule 22e-4 under the Investment Company Act, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid investments. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities and may have an adverse impact on the Fund’s NAV.

The Fund may purchase illiquid investments and securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid.

Index Options

The Fund may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the purchased option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options may be illiquid.

Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”) and other options exchanges (“Options Exchanges”).

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

The Fund is required to comply with the derivatives rule when they engage in transactions involving options that create future Fund payment or delivery obligations. See “Derivatives Regulatory Matters” above.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act and any rules and regulations thereunder. If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions.

Inflation/Deflation Risk

The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including war and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic, which may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events can also impair the technology and other operational systems upon which the Fund’s service providers rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses. Such a health care crisis could impact the ability to complete redemptions, and adversely impact investments held by the Fund. For example, the outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial wellbeing and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.

U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Fund and issuers in which they invest. For example, if a bank in which the Fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

In addition, inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships (or similar entities such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Options on Securities

The Fund may buy and write (sell) options on securities for the purpose of realizing their investment objective. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund’s net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. The Fund may purchase put or call options that are traded on an exchange or in the OTC market. The Fund may sell (“write”) covered call options on its portfolio securities in an attempt to enhance investment performance. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the fund could exercise options it holds, and the fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund is required to comply with the derivatives rule when they engage in transactions involving options that create future Fund payment or delivery obligations. See “Derivatives Regulatory Matters” above.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on its “real estate investment trust taxable income” (including net capital gains) for a taxable year that it distributes to its shareholders if, among other things, it distributes substantially all of that income (other than “net capital gain” (as defined below under “TAXATION”)).

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for modified tax-free “pass-through” of net investment income and net realized capital gains under the Code, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the Investment Company Act.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting any repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer.

Reverse Repurchase Agreements

The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be to the Fund’s advantage to do so. When the Fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. See “Derivatives Regulatory Matters” above.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

The Fund is required to comply with the derivatives rule when they engage in short sales. See “Derivatives Regulatory Matters” above.

Swap Agreements

The Fund may enter into swap agreements. The Fund may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be centrally-cleared and exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Fund will be two-party contracts.

In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly, because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. To the extent that a swap is considered to be illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. If a swap transaction is particularly large or under certain market conditions (e.g., the relevant market is illiquid) it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk and exchange-trading is expected to increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap and exchange-trading provides market transparency for participants. However, central clearing does not eliminate counterparty risk and exchange-trading does not eliminate illiquidity risk. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, existing or anticipated regulatory margin requirements, including minimums, on uncleared swaps may change this comparison.

Regulators are in the process of developing rules that would require further exchange-trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on the Fund, and the safeguards established to protect anonymity may not function as expected.

The Fund is required to comply with the derivatives rule when they engage in transactions involving swaps that create future Fund payment or delivery obligations. See “Derivatives Regulatory Matters” above.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the oversight of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

U.S. Government Securities

The Fund also may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are backed by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities. Accordingly, risks associated with rising interest rates are heightened.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Under the derivatives rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the Investment Company Act, provided that the transaction complies with the Delayed-Settlement Securities Provision meaning (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the derivatives rule.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of the Fund, as that term is defined in the Investment Company Act. As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of the Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees). For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

1.	The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

6.	The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.

The Fund is “diversified” as defined in the Investment Company Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

Non-Fundamental Investment Policies

The Fund has adopted non-fundamental investment policies. The Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short equity securities of U.S. issuers, which may include long and short exposure to such issuers through derivatives. The Fund will provide investors with at least 60 days’ notice prior to changes in its 80% policy.

Portfolio Turnover

The Fund’s portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, to the extent the Fund uses the redemption in-kind mechanism, such utilization will generally have the effect of minimizing Fund shareholders’ realization of capital gains.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Adviser will execute brokerage transactions for the Fund and the Fund will incur brokerage commissions, particularly until the Fund achieves scale, in the case of transactions involving realized losses and in connection with short positions. Also, the Fund may accept cash, in which case the Adviser may need to execute brokerage transactions for the Fund.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Adviser expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the Investment Company Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser serves as an investment manager to and places portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Adviser manages in such manner as the Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for each fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one fund, the main factors considered by the Adviser in making allocations to the Fund are their respective investment objectives and the order size of each fund with respect to the relevant security. The policy of the Fund regarding purchases and sales of securities for the Fund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of section 28(e) of the 1934 Act (“Section 28(e)”). Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The provision of research and brokerage products and services is often referred to as “soft dollar” arrangements. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified for the additional services so long as the Adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer pursuant to Section 28(e). The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of the Adviser’s other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce the Adviser’s expenses, this information and these services are of indeterminable value and the management fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such information and services.

The Adviser does not consider sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The aggregate brokerage commissions paid by the Fund during the three most recent fiscal years are set forth in the table below.

	Brokerage Commissions Paid	Amount of Transactions Involved
Fiscal Year Ended June 30, 2026	$497,880.53	$1,652,193,541.29
Fiscal Year Ended June 30, 2025	$478,206.64	$1,944,801,971.82
Fiscal Year Ended June 30, 2024	$314,533.11	$1,230,918,796.04

Directed Brokerage

For the fiscal year ended June 30, 2026, the Fund did not participate in any directed brokerage.

Securities of “Regular Brokers and Dealers”

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the Investment Company Act) that they may hold at the end of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. As of June 30, 2026, there were no holdings in shares of regular brokers and dealers.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

One Trustee and all of the officers of the Trust are directors, officers or employees of the Adviser and/or its affiliates, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees.

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios overseen and other directorships, if any, held by each Trustee, are shown in a table below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown in a table below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o AGF Investments Trust, 99 High Street, Suite 2802, Boston, MA 02110.

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Joseph A. Franco** Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	1	None
Richard S. Robie III*** Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present)	1	None
Interested Trustee****
William H. DeRoche Year of Birth: 1962	Trustee; President	Indefinite/ Since 2020 Indefinite/ Since 2012	Senior Vice President, Head of Quantitative Investing, Portfolio Manager (September 2022 to present); Chief Investment Officer, Adviser, Portfolio Manager (April 2010 to present) (all above positions are with AGF Investments LLC, formerly FFCM LLC).	1	None

*       Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006-1238.

**     Mr. Franco is the Chairman of the Audit Committee.

***   Mr. Robie is the Chairman of the Nominating and Governance Committee.

**** Mr. DeRoche is an “interested person,” as defined by the Investment Company Act, because of his employment with AGF Investments LLC, adviser to the Fund.

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Josh Hunter 190 Middle Street, Suite 301 Portland, ME 04101 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Director and Fund Principal Financial Officer & Treasurer, Foreside Fund Officer Services, LLC (July 2015 to present).*
James Mautino 190 Middle Street, Suite 301 Portland, ME 04101 Year of Birth: 1968	Chief Compliance Officer	Indefinite/ Since 2026	Director and Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (September 2026 to present).*
Chris Jackson 81 Bay Street, Suite 3900 Toronto, Ontario, Canada, M5G 0G1 Year of Birth: 1964	Vice President	Indefinite/Since 2025	President of AGF Management Ltd. (July 2025 to present); Chief Operating Officer of AGF Management Ltd. (December 2018 to present).
Damion Hendrickson 99 High Street, Suite 2802 Boston, MA 02110 Year of Birth: 1972	Vice President	Indefinite/Since 2020	Managing Director/Head of U.S. Business of AGF Investments (March 2020 to present); Managing Director/Head of Sales U.S. and Latin America of HSBC Global Asset Management (December 2011 to February 2020).

*  Mr. Hunter and Mr. Mautino serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Trustee Ownership of Fund Shares

As of December 31, 2025, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Trust. As of December 31, 2025, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

The following table shows the dollar range of shares of the Fund owned by each Trustee in the Fund:

Information as of December 31, 2025*
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Joseph A. Franco	$10,001-$50,000	$10,001-$50,000
Richard S. Robie III	Over $100,000	Over $100,000
Interested Trustee
William H. DeRoche	$50,001-$100,000	$50,001-$100,000

* Family of Investment Companies consists only of the Funds of AGF Investments Trust.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Joseph A. Franco: Mr. Franco is a law professor and has extensive experience in legal and regulatory issues affecting the securities industry, including prior positions with the SEC. He recently co-authored a legal casebook on Investment Management Regulation.

Richard S. Robie III: Mr. Robie has extensive experience in the investment management business, including as a chief administration officer of an investment adviser.

William H. DeRoche: Mr. DeRoche has extensive experience in the investment management industry, including as head of quantitative investment strategies, senior portfolio manager and investment analyst.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Structure

Mr. DeRoche is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison among the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or a lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective input with respect to the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year at least two of which are in person. The Board may hold special meetings, as needed, either in person or by video or telephone, to address matters arising between regular meetings. The Independent Trustees typically meet separately at each regularly scheduled in-person meeting of the Board, during a portion of each separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances. Based on such self-assessment, among other matters, the Board considers whether its current structure and whether its oversight of the number of series in the Trust are appropriate and effective.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2026.

The purposes of the Nominating and Governance Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”) of the Trust and Adviser and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are and, separately, are not Interested Persons of the Trust and Adviser; and (3) review periodically the workload and capabilities of the Trustees and, as the Nominating and Governance Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Nominating and Governance Committee may, in its sole discretion, consider potential candidates for nomination identified by certain shareholders. Shareholder nominations should be forwarded to the attention of the President of the Trust at the address provided on the cover of this SAI. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the 1934 Act in order to be considered by the Nominating and Governance Committee. The Nominating and Governance Committee met one time during the fiscal year ended June 30, 2026.

Compensation of Trustees and Officers

The Interested Trustee is not compensated by the Trust. The table below shows the compensation that was paid to the Trustees for the fiscal year ended June 30, 2026. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Paid to Trustees
Independent Trustees
Joseph A. Franco	$36,000	None	None	$36,000
Richard S. Robie III	$36,000	None	None	$36,000
Interested Trustee
William H. DeRoche	None	None	None	None

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), as of October 6, 2026, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

AGF U.S. Market Neutral Anti-Beta Fund Nominee Name/Address	Percentage of Ownership
Desjardins Securities Inc. 1170, rue Peel Bureau 300 Montreal, Quebec H3B 0A9	8.33%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267	25.63%
Charles Schwab & Co., Inc. ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082	39.81%*

* A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of the Fund may be deemed to “control” (as defined in the Investment Company Act) the Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of the Fund.

INFORMATION ABOUT THE ADVISER

William H. DeRoche, CFA has been the Fund’s portfolio manager since the Fund’s inception. Philip Lee, PhD has been a portfolio manager for the Fund since July 2013. Josh Belko, CFA has been a portfolio manager for the Fund since April 2017. The Adviser is a wholly-owned subsidiary of AGF Management Limited (“AGF”). AGF is a Canadian-based investment management firm serving institutions and individuals around the globe since 1957.

Other Accounts Managed by the Portfolio Managers

The following table provides information about the portfolio managers as of June 30, 2026:

	Registered Investment Companies*		Other Pooled Investment Vehicles**			Other Accounts			Performance Fee Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
William DeRoche	1	$280.1	4		$2,000.4	N/A	$	N/A	N/A	N/A
Philip Lee	1	$280.1	N/A	$	N/A	N/A	$	N/A	N/A	N/A
Josh Belko	1	$280.1	N/A	$	N/A	N/A	$	N/A	N/A	N/A

* Registered Investment Companies include all funds managed by the portfolio manager, including the Fund.

** Other Pooled Investment Vehicles include Canadian-registered mutual funds, including ETFs, managed by the portfolio manager.

Conflicts of Interest

In the course of providing advisory services for the Fund, the Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another fund in the Trust or account, if any, if such recommendations are consistent with each client’s investment strategies.

The Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Adviser’s clients, such as the Fund. Thus, the Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Adviser, its affiliates and principals will trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker used by clients. It is possible that officers or employees of the Adviser will buy or sell securities or other instruments that the Adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Adviser may make security purchases, subject to the terms of the Adviser’s Code of Ethics, which is consistent with the requirements of Rule 17j-1 under the Investment Company Act.

The Adviser and its affiliated persons are likely to come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Adviser. Accordingly, should the Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Portfolio Manager Compensation

AGF Investments has created a competitive compensation program that is designed to attract and retain high-caliber investment professionals. Portfolio managers are eligible to receive a fixed base salary, an annual incentive bonus, potential equity ownership, as well as benefits. A portfolio manager’s total compensation, inclusive of bonus and equity ownership in the Adviser reflects a portfolio manager’s relative experience and contribution to the firm.

The annual incentive bonus opportunity provides cash bonuses and equity ownership based upon the Adviser’s overall performance and individual contributions. At this stage in the growth of the Adviser, equity ownership is the key incentive compensation for rewarding portfolio managers. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Overall compensation will depend on the profitability of the Adviser, which is tied to the success of the Fund.

The portfolio managers are eligible to participate in the Adviser’s standard employee benefit programs, which include health and welfare programs.

Disclosure of Securities Ownership

The table below shows the dollar range of equity securities in the Fund beneficially owned by each portfolio manager as of June 30, 2026.

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned
William H. DeRoche	$50,001-$100,000
Philip Lee, PhD	None
Josh Belko	None

Investment Advisory Agreement

Under an investment advisory agreement between AGF Investments and the Trust, on behalf of the Fund (“Advisory Agreement”), the Fund pays AGF Investments a fee at an annualized rate, based on its average daily net assets, of 0.45%. AGF Investments manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board. AGF Investments’ address is 99 High Street, Suite 2802, Boston, MA 02110. Under the Advisory Agreement, the Adviser bears all costs associated with providing these advisory services and pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates. Subject to the Expense Cap (defined below), the Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser. Without limiting the generality of the foregoing, subject to the Expense Cap, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of the Prospectus, Prospectus supplements, SAIs, annual, semi-annual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Adviser or its affiliates; principal financial officer fees, CCO fees and Anti-Money Laundering (“AML”) officer fees; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees; the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; index licensing fees; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the NAV per share of the Fund, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

AGF Investments has entered into a contractual agreement with the Fund pursuant to which (i) the Adviser waives fees and reimburses expenses of the Fund until at least November 1, 2027 so that the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”)are limited to 0.45% (“Operating Expense Waiver” and collectively, the “Expense Cap”) and (ii) the Adviser reduces its management fees to the extent of any acquired fund fees and expenses (“AFFE”) incurred by the Fund attributable to a management fee paid to the Adviser (or an affiliates person of the Adviser) by an underlying fund in which the Fund invests (“AFFE Waivers,” and together with the Operating Expense Waiver, the “Expense Cap”). The Expense Cap will remain in effect until November 1, 20279, and shall renew automatically for one-year terms unless the Adviser provides 120 days’ written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreements is in the report to shareholders for the period ended June 30, 2026.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the Advisory Agreement. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement, with respect to the Fund, will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the Fund’s shareholders on 60 calendar days written notice to the Adviser, and by the Adviser on 60 calendar days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

The table below shows the aggregate advisory fees paid by the Fund, as well as expenses waived or reimbursed by the Adviser, during the three most recent fiscal years:

	Advisory Fees Paid	Reimbursements and Waivers by the Adviser
Fiscal year ended June 30, 2026	$1,540,274	$(948,102)
Fiscal year ended June 30, 2025	$1,570,439	$(865,371)
Fiscal year ended June 30, 2024	$1,160,058	$(757,399)

Codes of Ethics

The Trust, the Adviser and Foreside Financial Group, LLC (on behalf of each of the Distributor and Foreside Fund Officer Services LLC), have each adopted a code of ethics (“Codes of Ethics”) under Rule 17j-1 of the Investment Company Act which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Trust’s and the Adviser’s Codes of Ethics are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated before the opening of trading on that Business Day on the Fund’s website www.agf.com/us.

In addition, under normal circumstances, a portfolio composition file (“PCF”) and other information regarding the long positions, short positions and cash in the Fund’s portfolio will be made available daily to support transactions in Creation Units. Each Business Day, the PCF will be provided to the Distributor and Administrator for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) to NSCC members, typically including institutional investors that have been authorized by the Distributor to transact in creation units (“Authorized Participants”), and entities that publish and/or analyze such information in connection with the purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. Daily access to the PCF is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants and the Exchange; and (ii) to other personnel of the Adviser and the Distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his/her absence, any other authorized officer of the Trust if he/she determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

J.P. Morgan Chase Bank, N.A., (“Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as administrator, fund accounting agent and transfer agent to the Fund pursuant to an administration agreement and a transfer agency agreement (collectively, the “service agreements”).

Pursuant to the service agreements, the Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreements. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties pursuant to the service agreements.

JPMorgan Chase Bank, N.A., (“Custodian”), 270 Park Avenue, New York, NY 10017, acts as custodian to the Fund pursuant to a global custody agreement.

The following table sets forth the administration, fund accounting, transfer agent and custodian expenses of the Fund paid to JPMorgan Chase Bank, N.A. for the fiscal years noted:

Administration, Fund Accounting, Transfer Agent and Custodian Fees Paid During Fiscal Year Ended June 30, 2026	Administration, Fund Accounting, Transfer Agent and Custodian Fees Paid During Fiscal Year Ended June 30, 2025	Administration, Fund Accounting, Transfer Agent and Custodian Fees Paid During Fiscal Year Ended June 30, 2024
$172,514	$185,680	$149,898

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 875 E Wisconsin Ave, Suite 210, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund's financial statements and consultation in connection with certain SEC filings. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Legal Counsel

Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006-1238, serves as the Trust’s legal counsel.

Distributor

Foreside Fund Services, LLC, (the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Fund on an agency basis. The Trust has entered into a Distribution Agreement (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares are continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements

The Trust has entered into agreements with Foreside Fund Officer Services, LLC (“Foreside”), 190 Middle Street, Suite 301, Portland, ME 04101, pursuant to which Foreside provides the Trust with the services of individuals to serve as the Trust’s Principal Financial Officer, CCO and AML officer. Foreside nor the Principal Financial Officer, CCO or AML officer have a role in determining the investment policies of the Trust or Fund, or which securities are to be purchased or sold by the Trust or the Fund.

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act (“Plan”). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Adviser may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser may pay amounts to third parties for distribution or marketing services on behalf of the Fund.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution; however, no fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, they would increase the cost of an investment in the Fund over time.

If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.

Intermediary Compensation

The Adviser and/or its affiliates, out of their own resources and not out of the Fund's assets may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”), to the extent permitted by applicable law, for certain activities related to a Fund, including participating in activities that are designed to make registered representatives, other professionals, and individual investors more knowledgeable about the fund, marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, and the sale of a Fund's shares. Such compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, or at a waived or reduced commission rate or ticket charge. Similarly, the Adviser or its affiliates may make payments to Intermediaries that make the Fund available to their clients, for otherwise promoting the Fund and/or for the receipt of analytical data in relation to sales of Fund shares. These arrangements are sometimes referred to as “revenue sharing” arrangements.

Revenue sharing arrangements are not financed by a Fund. Although a portion of the Adviser's revenue comes directly or indirectly from fees paid by the Fund, revenue sharing payments do not increase the price paid by investors for the purchase of Fund shares or the cost of owning the Fund. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund's Prospectus or the amount received by a shareholder as proceeds from the redemption of shares of a Fund.

Payments to an Intermediary may create a conflict of interest. Such payments may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

As of the date of this SAI, the Adviser expects to establish a service arrangement with Fidelity Brokerage Services LLC and National Financial Services LLC pursuant to which they agree not to charge their customers trading commissions when those customers purchase or sell shares of the Fund online, subject to certain conditions. In this arrangement, these two Intermediaries are expected to receive remuneration from the Adviser for record keeping, shareholder services and other services, including the development, maintenance and promotion of their platforms for exchange-traded funds, such as the Fund. This Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on November 19, 2009, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of 1 series. The Board may designate additional series and classify shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of shares outstanding of all Funds may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares are freely transferable. Shares will not have preemptive rights, cumulative voting rights, or any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only shares of that Fund may be entitled to vote on the matter. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the prices of shares to maintain convenient trading ranges for investors (namely, to maintain a price per share that is attractive to investors). Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of the Fund.

The Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

Book Entry Only System

The DTC acts as a securities depositary for the shares. The shares of the Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services.

While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of its advisory clients for whom the Adviser has voting authority, including the Fund. The Adviser retains an independent fiduciary, Institutional Shareholder Services (“ISS”), to vote proxies on behalf of its clients, and periodically conducts due diligence on ISS as part of its oversight responsibilities related to the use of ISS.

The Adviser has agreed to and the Board has approved the use of the ISS U.S. Sustainability Proxy Voting Policy (“ISS Policy”), which reflects voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. The Policy recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (“ESG”) factors could present material risks to portfolio investments. The ISS Policy incorporates ESG performance into investment making decisions in order to reflect a more comprehensive understanding of the overall risk profile of portfolio companies and ensure sustainable long-term profitability for their beneficiaries. The ISS Policy seeks to promote support for sustainable business practices, stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, the ISS Policy will take as its frame of reference internationally recognized sustainability-related initiatives and bodies.

The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The Proxy Voting Policy seeks to avoid material conflicts of interest by having ISS vote proxies according to detailed, pre-determined guidelines, which the Adviser has determined are in the best interests of its clients. Thus, absent unusual circumstances or specific client instructions, the Adviser votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.

Further, as the process for voting is automated, the instances in which votes are not cast, or not cast according to the guidelines, is minimized. The Adviser’s portfolio management team is permitted, under certain circumstances, to vote contrary to the ISS guidelines, provided they believe they are acting in the best interests of clients and complete documentation to substantiate that belief. The Adviser’s CCO performs a quarterly review to ensure that, in any instances where the Adviser voted contrary to the ISS guidelines, the proper documentation was completed.

No later than August 31 of each year, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, by calling 1-617-292-9801, through a link on the Fund’s website at www.agf.com/us, or through the SEC’s website at www.sec.gov.

TRANSACTIONS IN CREATION UNITS

The Fund sells and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units, although individual Fund shares may be issued or redeemed on the day of consummation of a reorganization, merger, conversion or liquidation, and such transactions would not be limited to Authorized Participants under these circumstances.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).

Transactions by an Authorized Participant using the Continuous Net Settlement System of the NSCC (“Clearing Process”) are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges to the investor.

Creations and redemptions of Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may, at the Fund’s discretion, be paid an equivalent amount of cash and/or other securities. An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Regular orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Fund’s NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier in the day. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will either (1) correspond pro rata to the Fund’s portfolio (except for rounding of fractional shares or non-tradeable lots, or cash-in-lieu of non-deliverable instruments), as disclosed in the PCF, or (2) constitute a representative sampling of the Fund’s portfolio. Alternatively, the Fund may permit or require “custom baskets,” which are baskets composed of a non-representative selection of the Fund’s portfolio or a representative basket that is different from the initial basket used in transactions on the same Business Day.

Certain employees of the Adviser are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities a Fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that the Fund will provide on a redemption of shares. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course.

Custom orders may clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted earlier on the relevant Business Day to be effectuated at that day’s NAV.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this SAI.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Standard Creation Transaction Fee” and “Standard Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. A “Variable Fee” may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and In-Kind Redemption Baskets, respectively, to and from the account of the Trust.

The Standard Creation/Redemption Transaction Fees for the Fund is $1,500. For the Fund, a Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit may be charged (inclusive of any Standard Transaction Fees charged).

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of the Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and the Cash Component, or an all-cash payment. The Cash Component consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the aggregate NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the aggregate NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the aggregate NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser.

The Administrator, in a PCF sent via the NSCC, generally makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information about the Fund’s portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also generally makes available on each Business Day, the estimated Balancing Amount, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor or Transfer Agent. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on a given Business Day (“Transmittal Date”) if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares, would own 80% or more of the currently outstanding shares of an ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse income tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Adviser have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and is instead effecting a transfer of securities and cash through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in time to deliver the In-Kind Creation Basket to the relevant Trust account by 11:00 a.m., Eastern time, and to transfer the Cash Component to the Custodian through the Federal Reserve Bank wire transfer system by no later than 12:00 p.m., Eastern time, in each case on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 12:00 p.m., Eastern Time on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the new Fund Deposit. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 12:00 p.m., Eastern Time, the following Business Day.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made as required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or a Cash Redemption Amount that includes an all cash payment. The Cash Redemption Amount consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the aggregate NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the aggregate NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the aggregate NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The Administrator may make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction). The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

 Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and is instead effecting a transfer of shares through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The Fund’s NAV per share is computed by dividing the net assets by the number of shares outstanding.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”) and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to continue to qualify each taxable year, to be treated as a RIC. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and satisfies certain qualifying income requirements and derives less than 90% of its gross income from the items described in clause (a)(i).

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, the Fund were to fail to qualify for taxation as a RIC -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”) that meet certain holding period and other requirements regarding their Fund shares, those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. The Fund intends to make distributions each taxable year, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI (other than qualified dividend income) are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income, whether paid in cash or shares. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that the Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s). From time to time the Fund may have capital loss carryforwards (“CLCFs”) available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration. For the tax year ended June 30, 2026, the Fund had available CLCFs to offset future net capital gains as follows:

Capital Loss Carryforwards
$ (229,036,565)

Under current tax rules, RICs can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2026, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2026:

Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
$ —	$ (126,130,727)	$ (126,130,727)

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts).

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

A distribution is treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to shareholders in their taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by the Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

The Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who or that satisfies similar restrictions are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company.” If the Fund’s qualified dividend income for a taxable year exceeds 95% of its gross income for the year, the entire amount of the Fund’s dividends paid for such year will be qualified dividend income.

Dividends-Received Deduction

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of the Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code. However, any distributions received by the Fund from REITs and PFICs will not qualify for the corporate dividends-received deduction. The amount eligible for the dividends-received deduction may also be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

Disposition of Shares

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Reporting to shareholders and the IRS is required annually with respect to the gross proceeds of shares sold and also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. Shareholders should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding

Intermediaries may be required to withhold federal income tax from dividends (including Capital Gain Dividends), and redemption proceeds paid to shareholders (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish the intermediary with the shareholder’s correct social security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the intermediary that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the United States the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments) that are not subject to the special rules regarding disposition of U.S. real property interests described below.

The Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends. In the case of shares held through an intermediary, the intermediary may withhold tax even if the Fund reports its dividends as interest-related or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates.

A beneficial holder of shares who is a foreign person is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless (1) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (2) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (3) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from the Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also generally apply to distributions from a fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not-greater-than- 10% or not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs, respectively.

In the case of a fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the fund that are attributable to (a) gains realized on the disposition of USRPIs by the fund and (b) distributions received by the fund from a lower-tier RIC or REIT that the fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S.” trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the fund or intermediary will be required to withhold 21% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any reporting by the fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the fund or intermediary must withhold 30% (or a lower applicable treaty rate) of the amount of the distributions paid to such foreign shareholder. Foreign shareholders of a fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a fund that is a USRPHC or intermediary must typically withhold 15% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due to the gain. No withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled USRPHC or, in certain limited cases, if the fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in the Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund or intermediary with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income,” as described below under “Mortgage Pooling Vehicles.” Furthermore, any investment by the Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” -- i.e., certain listed options, such as those on a “broad-based” securities index -- and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which the Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by the Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not now known. The Trust intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if the Fund qualifies as a RIC under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder. Because it is not anticipated that securities of foreign corporations will constitute more than 50% of the Fund’s total assets at the end of any taxable year, shareholders of the Fund should not expect to be eligible to claim a credit or deduction on their federal income tax returns with respect to foreign taxes imposed on the Fund.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to the Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Mortgage Pooling Vehicles

The Fund may invest in REITs that hold residual interests in REMICs or engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a “qualified REIT subsidiary” that is a TMP. The Code authorizes the issuance of regulations dealing with the taxation and reporting of the net income allocable to REMIC residual interest holders of REITs and RICs that hold such interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, a Notice issued by the IRS in 2006 provides that, pending the issuance of further guidance (which has not yet been issued), a portion of such net income (referred to in the Code as an “excess inclusion”), of a RIC, such as the Fund, must be allocated to shareholders of the RIC generally in proportion to the dividends received by such shareholders, and the RIC must (1) inform its shareholders that are “nominees” of the amount and character of the excess inclusion income allocated thereto, (2) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its record shareholders that are governmental units and tax-exempt entities that are not subject to tax on their UBTI, and (3) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. As a result, a fund that invests in such REITs may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below) or other tax-exempt entities.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) otherwise exempt from federal income tax, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in federal withholding tax.

Master Limited Partnerships, REITs and Business Development Companies

The Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by the Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which the Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, the Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Fund may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements. Any distribution by an MLP in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

Some accounts received by the Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

The Fund may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Fund from such investments will be Qualifying Income.

If the Fund invests in BDCs or ETFs (“underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the Fund received dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income’, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser's aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Fund shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities contained in the In-Kind Creation Basket different from the market value of such securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See the section of this SAI entitled “Transactions in Creation Units.”

OTHER INFORMATION

Disclaimers

The Dow Jones U.S. Thematic Market Neutral Low Beta Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by AGF Management Limited. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by AGF Management Limited. AGF U.S. Market Neutral Anti-Beta Fund (symbol BTAL) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the AGF U.S. Market Neutral Anti-Beta Fund or any member of the public regarding the advisability of investing in securities generally or in AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices’ only relationship to AGF Management Limited with respect to the Dow Jones U.S. Thematic Market Neutral Low Beta Index is the licensing of the Dow Jones U.S. Thematic Market Neutral Low Beta Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Thematic Market Neutral Low Beta Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGF Management Limited or the AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation to take the needs of AGF Management Limited or the owners of AGF U.S. Market Neutral Anti-Beta Fund into consideration in determining, composing or calculating the Dow Jones U.S. Thematic Market Neutral Low Beta Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of AGF U.S. Market Neutral Anti-Beta Fund or the timing of the issuance or sale of AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of AGF U.S. Market Neutral Anti-Beta Fund.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGF MANAGEMENT LIMITED, OWNERS OF THE AGF U.S. MARKET NEUTRAL ANTI-BETA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGF MANAGEMENT LIMITED, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended June 30, 2026, are incorporated herein by reference to the Annual Report to shareholders of the Fund for that year in reliance upon such reports and on the authority of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, as an expert in accounting and auditing.

® ™ The “AGF” logo and all associated trademarks are registered trademarks or trademarks of AGF Management Limited and used under license.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)	Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2013).

	(ii)	Certificate of Amendment to Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed December 31, 2019).

	(iii)	Amended and Restated Trust Instrument. Incorporated by Reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed December 31, 2019).

(b)		Amended and Restated Bylaws. Incorporated by Reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed December 31, 2019).

(c)		Rights of holders of the securities being registered are contained in Articles IV, V, VI, IX and X of the Registrant’s Amended and Restated Trust Instrument and Articles V, VI and VII of the Registrant’s Amended and Restated Bylaws.

(d)	(i)	Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed August 29, 2016).

	(ii)	First Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 29, 2018).

	(iii)	Second Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 15, 2019).

	(iv)	Third Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 15, 2019).

	(v)	Fourth Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2020).

	(vi)	Fifth Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2021).

	(vii)	Sixth Amendment to Investment Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed August 29, 2022).

(e)	(i)	ETF Distribution Agreement with Foreside Fund Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 26, 2011).

	(ii)	ETF Distribution Agreement Novation with Foreside Fund Services, LLC. Incorporated by Reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2021).

	(iii)	Second Amendment to the ETF Distribution Agreement with Foreside Fund Services, LLC. Incorporated by Reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 15, 2019).

(f)		Bonus or Profit Sharing Contracts. Not applicable.

(g)	(i)	Global Custody Agreement. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 26, 2011).

	(ii)	Joinder and Amendment to Global Custody Agreement. Incorporated by Reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed December 31, 2019).

(h)	(i)	Agency Services Agreement with respect to the AGF ETFs. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 26, 2011).

	(ii)	Amendment Exhibit A to the Agency Services Agreement with respect to the AGF ETFs. Incorporated by Reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 15, 2019).

	(iii)	Fund Servicing Agreement. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 26, 2011).

	(iv)	Joinder and Amendment to Fund Servicing Agreement. Incorporated by Reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed December 31, 2019).

	(v)	Authorized Participant Agreement. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed May 26, 2011).

	(vi)	Amended and Restated Expense Limitation Agreement (Filed herewith)

	(vii)	Form of Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed August 29, 2022).

(i)		Opinion and Consent of Counsel (Filed herewith).

(j)		Consent of Independent Registered Public Accounting Firm (Filed herewith).

(k)		Omitted Financial Statements. Not applicable.

(l)		Agreement for providing initial capital. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed August 8, 2011).

(m)		Distribution Plan pursuant to Rule 12b-1. Incorporated by Reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2024).

(n)		Not applicable.

(o)		Power of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2024).

(p)	(i)	Code of Ethics of AGF Investments Trust. Incorporated by Reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed August 29, 2022).

	(ii)	Code of Ethics of AGF Investments LLC. (Filed herewith).

	(iii)	Code of Ethics of Foreside Fund Services, LLC. Incorporated by Reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-173167 and 811-22540 (Filed October 28, 2019).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article IX, Section 2 of the Registrant’s Trust Instrument provides that:

(a)     Subject to the exceptions and limitations contained in subsection (b) below:

(i)      every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)       as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)       No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)       in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)       To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section.

(e)       Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 6 of the AGF Investment Advisory Agreement provides that:

A.        Adviser. Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Adviser’s undertaking to do so, that Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Adviser, even though paid by it.

B.        Trustees and Shareholders. Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust. This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Trust.

C.        Consequential Damages. Neither party shall be liable to the other party for consequential damages under any provision of this Agreement.

Section 6 of the Distribution Agreement provides that:

(a)       The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) any claim that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, sales literature and advertisements specifically approved by the Trust and Adviser in writing or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (ii) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (iii) the Trust’s failure to comply in any material respect with applicable securities laws.

The Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. The Trust will also not indemnify any Distributor Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus, Statement of Additional Information or product description that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Trust in favor of any Distributor Indemnitee to be deemed to protect the Distributor Indemnitee against any liability to the Trust or its shareholders to which the Distributor Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of the remainder of its duties or obligations under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Distributor Indemnitee unless the Distributor Indemnitee shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Distributor Indemnitee (or after Distributor Indemnitee shall have received notice of service on any designated agent).

Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Distributor Indemnitee against whom such action is brought unless failure or delay to so notify the Trust prejudices the Trust’s ability to defend against such claim. The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to Distributor Indemnitee, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any suit and retain counsel, Distributor Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the Creation Units or the Shares.

(b)       The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees or affiliates in connection its activities as Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Distributor.

In no case (i) is the indemnity of the Distributor in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Trust or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Trust Affiliate unless the Trust Affiliate shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust Affiliate (or after the Trust Affiliate shall have received notice of service on any designated agent).

Failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to the Trust Affiliate against whom such action is brought on account of its indemnity agreement contained in this Section unless failure or delay to so notify the Distributor prejudices the Distributor’s ability to defend against such claim. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Trust, its officers and Board and to any controlling person or persons, defendant or defendants in the suit. In the event that Distributor elects to assume the defense of any suit and retain counsel, the Trust or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Trust, its officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Creation Units or the Shares.

        (c)        No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.

Item 31.	Business and Other Connections of Investment Adviser

AGF Investments LLC (“AGFUS”), a Delaware limited liability company and a wholly-owned subsidiary of AGF Management Limited, is a registered investment adviser. AGFUS’ offices are located at 99 High Street, Suite 2802, Boston, Massachusetts 02110. Information as to the officers and directors of AGFUS is included in its current Form ADV (File No. 801-71685) filed with the Securities and Exchange Commission.

Item 32.	Principal Underwriter

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.	AlphaCentric Prime Meridian Income Fund

13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Cascade Real Assets Fund
39.	Catalyst/Perini Strategic Income Fund
40.	CBRE Global Real Estate Income Fund

41.        Cliffwater Corporate Lending Fund

42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500®, Series of CYBER HORNET Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust
52.	CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust
53.	Davis Fundamental ETF Trust
54.	Defiance Autism Impact ETF, Series of ETF Series Solutions
55.	Defiance China Robotics ETF, Series of ETF Series Solutions
56.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
57.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
58.	Defiance Inference AI Chip ETF, Series of ETF Series Solutions
59.	Defiance Quantum ETF, Series of ETF Series Solutions
60.	Defiance Retail Kings ETF, Series of ETF Series Solutions
61.	Defiance Robotics Actuators ETF, Series of ETF Series Solutions
62.	Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions
63.	Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions
64.	Denali Structured Return Strategy Fund
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust
67.	DoubleLine Income Solutions Fund

68.	DoubleLine Opportunistic Credit Fund

69.	DoubleLine Yield Opportunities Fund
70.	DriveWealth ETF Trust
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	ETF Opportunities Trust
74.	Exchange Listed Funds Trust
75.	Exchange Place Advisors Trust
76.	FIS Trust
77.	FlexShares Trust
78.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	GMO ETF Trust
83.	GoldenTree Opportunistic Credit Fund

84.	Grayscale Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Harris Oakmark ETF Trust
88.	Hawaiian Tax-Free Trust
89.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
93.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
94.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

95.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
96.	Innovator ETFs Trust
97.	Ironwood Institutional Multi-Strategy Fund LLC
98.	Ironwood Multi-Strategy Fund LLC
99.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
100.	John Hancock Exchange-Traded Fund Trust
101.	Kurv ETF Trust
102.	Lazard Active ETF Trust
103.	LDR High Income Realty Fund, Series of World Funds Trust
104.	Lone Peak Value Fund, Series of World Funds Trust
105.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
106.	Mairs & Power Fund, Series of Trust for Professional Managers
107.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
108.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
109.	Manor Investment Funds
110.	Milliman Funds Trust
111.	MoA Funds Corporation
112.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
113.	Morgan Stanley ETF Trust
114.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
115.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
116.	Morningstar Funds Trust
117.	NEOS ETF Trust
118.	Niagara Income Opportunities Fund

119.	NXG Cushing® Midstream Energy Fund
120.	NXG NextGen Infrastructure Income Fund
121.	OTG Latin American Fund, Series of World Funds Trust
122.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
123.	Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust

124.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

125.	Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust
126.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
127.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
128.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
129.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
130.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
131.	Palmer Square Funds Trust
132.	Palmer Square Opportunistic Income Fund
133.	Partners Group Private Income Opportunities, LLC

134.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
135.	Plan Investment Fund, Inc.

136.	Precidian ETFs Trust

137.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
138.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
139.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
140.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
141.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
142.	Renaissance Capital Greenwich Funds
143.	REX ETF Trust
144.	Reynolds Funds, Inc.
145.	RMB Investors Trust
146.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
147.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
148.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
149.	Roundhill Cannabis ETF, Series of Listed Funds Trust
150.	Roundhill ETF Trust
151.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
152.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
153.	Roundhill Video Games ETF, Series of Listed Funds Trust
154.	Rule One Fund, Series of World Funds Trust
155.	Russell Investments Exchange Traded Funds
156.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
157.	Six Circles Trust
158.	Sound Shore Fund, Inc.
159.	SP Funds Trust
160.	Sparrow Funds
161.	Spear Alpha ETF, Series of Listed Funds Trust
162.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
163.	STF Tactical Growth ETF, Series of Listed Funds Trust
164.	Strategic Trust
165.	Strategy Shares
166.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
167.	Tekla World Healthcare Fund
168.	Tema ETF Trust
169.	The 2023 ETF Series Trust

170.	The Community Development Fund
171.	The Cook & Bynum Fund, Series of World Funds Trust

172.	The Private Shares Fund
173.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
174.	Third Avenue Trust
175.	Third Avenue Variable Series Trust
176.	Tidal Trust I
177.	Tidal Trust II
178.	Tidal Trust III
179.	Tidal Trust IV

180.	TIFF Investment Program

181.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
182.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
183.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
184.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
185.	Timothy Plan International ETF, Series of The Timothy Plan
186.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
187.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
188.	Total Fund Solution
189.	Touchstone ETF Trust
190.	Trailmark Series Trust
191.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
192.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
193.	T-Rex 2x Long Ether Daily Target ETF
194.	U.S. Global Investors Funds
195.	Union Street Partners Value Fund, Series of World Funds Trust
196.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
197.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
198.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
199.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
200.	Virtus Stone Harbor Emerging Markets Income Fund
201.	Volatility Shares Trust
202.	WEBs ETF Trust
203.	Wedbush Series Trust
204.	Wellington Global Multi-Strategy Fund
205.	Wilshire Mutual Funds, Inc.
206.	Wilshire Variable Insurance Trust
207.	WisdomTree Trust
208.	WVB All Markets Fund
209.	WVB Blackstone All Privates Fund

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Vice President Vice President	None None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust’s service providers, whose addresses are as follows:

J.P. Morgan Chase Bank, N.A., 70 Fargo Street, Boston, MA 02210 (records relating to the function of J.P. Morgan Chase Bank, N.A. as fund administrator to AGF Investments Trust).

J.P. Morgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 (records relating to the function of J.P. Morgan Chase Bank, N.A. as custodian, transfer agent and index receipt agent to AGF Investments Trust).

AGF Investments LLC., 99 High Street, Suite 2802, Boston, MA 02110 (records relating to the function of AGFUS as the investment adviser to AGF Investments Trust).

Foreside Fund Services, LLC., 190 Middle Street, Suite 301, Portland, ME 04101 (records relating to the function of Foreside Fund Services, LLC as the distributor to AGF Investments Trust).

Item 34.	Management Services

None.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 77 meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27th day of October, 2026.

AGF INVESTMENTS TRUST
By:	/s/ William H. DeRoche
William H. DeRoche, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William H. DeRoche	President, Principal Executive Officer,	October 27, 2026
William H. DeRoche	and Trustee

/s/ Joshua G. Hunter	Principal Financial Officer and Treasurer	October 27, 2026
Joshua G. Hunter

/s/ Joseph A. Franco*	Trustee	October 27, 2026
Joseph A. Franco

/s/ Richard S. Robie III*	Trustee	October 27, 2026
Richard S. Robie III

/s/ Stacy L. Fuller		October 27, 2026
Stacy L. Fuller

*Signatures affixed by Stacy L. Fuller on October 27, 2026 pursuant to power of attorney.

Exhibit Index

EX.99.h.vi	Amended and Restated Expense Limitation Agreement

EX.99.i	Opinion and Consent of Counsel

EX.99.j	Consent of Independent Registered Public Accounting Firm

EX.99.p.ii	Code of Ethics of AGF Investments LLC.